UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024

FRESHWORKS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40806	33-1218825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2950 S. Delaware Street, Suite 201
San Mateo, CA 94403
(Address of Principal Executive Offices and Zip Code)
(650) 513-0514
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FRSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2024, Freshworks Inc. (the “Company”) announced that Mr. Rathna Girish Mathrubootham has transitioned from his position as Chief Executive Officer of the Company to the role of Executive Chairman of the Company and that Mr. Dennis Woodside, the Company’s President, has also been appointed Chief Executive Officer of the Company. Mr. Mathrubootham will continue to serve as Chairman of the Company’s board of directors (the “Board”).

Mr. Woodside, age 55, has served as the Company’s President and as a member of the Board since September 2022. Prior to joining the Company, Mr. Woodside served as President at Impossible Foods Inc., a company that develops plant-based substitutes for meat products, from March 2019 to August 2022. From April 2014 to September 2018, Mr. Woodside served as Chief Operating Officer at Dropbox, Inc., a provider of cloud storage, file synchronization, personal cloud, and client software services. From May 2012 to April 2014, Mr. Woodside served as Chief Executive Officer for Motorola Mobility LLC, a consumer electronics and telecommunications company. From 2003 to 2011, Mr. Woodside held various roles at Google.

There are no arrangements or understandings between Mr. Woodside and any other persons pursuant to which he was selected as an executive officer or director, and he has no family relationship with any of the Company’s directors or executive officers. Mr. Woodside does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 1, 2024, the Company issued a press release announcing the executive transition. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Freshworks Inc., May 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freshworks Inc.
Dated: May 1, 2024
	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Chief Legal Officer and General Counsel
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